UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2026

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Marriott Dr.

Lincolnshire, IL 60069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (847) 808-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On October 5, 2026, Camping World Holdings, Inc. (the “Company”) announced that, reflecting the operating trends and other factors described below, the Company now expects full-year 2026 Adjusted EBITDA to be below the low end of its previously communicated guidance range of $230 million to $270 million. The Company’s current outlook takes into account a broad range of potential outcomes amid continued uncertainty regarding macroeconomic conditions and RV industry demand.

As noted on the Company’s 2026 second quarter earnings call, combined new and used vehicle unit sales softened sequentially in July. These unit trends remained soft through the quarter, contributing to a more promotional environment for new vehicles across the RV industry as competing dealers worked to align inventory levels with weaker demand. Although the Company has seen unit sales declines progressively moderate to a degree during August and September, new vehicle front-end margins have remained under greater pressure than previously expected. In addition, certain macroeconomic factors impacting the guidance, including movements in energy prices and interest rates, have become less favorable, further pressuring the Company’s near-term demand and vehicle margin outlook.

In response to these conditions, the Company has accelerated certain elements of its previously announced $100 million of SG&A savings and operating efficiency initiatives. Further, the Company has identified and implemented additional headcount reductions expected to generate at least $50 million in incremental annualized savings, intended to improve operating leverage, support margins and strengthen cash flow. These actions include the closure of four dealerships, two of which the Company currently intends to reopen at a later date. The Company expects to enter the fourth quarter with a more streamlined cost structure and ongoing initiatives intended to enhance profitability and cash generation.

The Company is exploring the refinancing of its existing term loan facility with the goal of increasing the Company’s financial flexibility. The Company is considering a range of possible refinancing alternatives, which are expected to include new term loans and other senior secured debt. Consummation of the potential refinancing is subject to market and other customary conditions, including, among other things, the execution of definitive documentation. There can be no assurances as to the terms and conditions on which the potential refinancing may be consummated, or that the potential refinancing will be consummated at all.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements about future financial results and financial condition, the Company’s outlook, industry trends, cost-savings and operating efficiency initiatives, store closures and reopenings and refinancing of the Company’s debt. These forward-looking statements are based on management’s current expectations.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: general economic conditions, including inflation, interest rates and tariffs; the impact of geopolitical conflicts and gasoline prices; the availability of financing to us and our customers; fuel shortages, high prices for fuel or changes in energy sources; the well-being, as well as the continued popularity and reputation for quality of our manufacturers; changes in consumer preferences; competition in our industry; risks related to acquisitions, new store openings and expansion into new markets; our failure to maintain the strength and value of our brands; our ability to manage our inventory; fluctuations in our same store revenue; the cyclical and seasonal nature of our business; our dependence on the availability of adequate capital and risks related to our debt; the restrictive covenants imposed by our Senior Secured Credit Facilities and Floor Plan Facility; our ability to execute and achieve the expected benefits of our cost cutting initiatives; our reliance on our fulfillment and distribution centers; impacts from natural disasters, including pandemics and health crises; our dependence on our relationships with third party suppliers and lending institutions; risks associated with selling goods manufactured abroad; our ability to retain senior executives and attract and retain other qualified employees; risks associated with leasing substantial amounts of space; our private brand offerings; we may incur asset impairment charges for goodwill, intangible assets or other long-lived assets; tax risks; regulatory risks; litigation risks; data privacy and cybersecurity risks; our inability to maintain or upgrade our information technology systems; material weakness in our internal control over financial reporting; risks related to our intellectual property; the impact of ongoing or future lawsuits against us and certain of our officers and directors; risks related to climate change and other environmental, social and governance matters; and risks related to our organizational structure. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our Quarterly Reports on Form 10-Q and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas E. Kirn
Name:	Thomas E. Kirn
Title:	Chief Financial Officer

Date: October 5, 2026